UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: June 30, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.
The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL

REPORT

JUNE 30, 2007

Legg Mason Partners

Variable Investors Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Variable Investors Portfolio

Semi-Annual Report  •  June 30, 2007

What’s

Inside

Portfolio Objective

The primary investment objective of the Portfolio is to seek long-term growth of capital. Current income is a secondary objective. These objectives may be changed without shareholder approval.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened during the six-month reporting period ended June 30, 2007. U.S. gross domestic product (“GDP”)i expanded 2.5% in the fourth quarter of 2006. In the first quarter of 2007, GDP growth was a tepid 0.6%, according to the U.S. Commerce Department. This is the lowest growth rate since the fourth quarter of 2002. While consumer spending remained fairly solid, ongoing troubles in the housing market continued to negatively impact the economy. The advance estimate for second quarter 2007 GDP growth was a solid 3.4%, its fastest rate since the first quarter of 2006. While consumer spending slowed, this was offset by a sharp increase in business spending and exports.

After increasing the federal funds rateii to 5.25% in June 2006—the 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii held rates steady at its last eight meetings. In its statement accompanying the June 2007 meeting, the Fed stated: “The economy seems likely to continue to expand at a moderate pace over coming quarters…. Readings on core inflation have improved modestly in recent months. However, a sustained moderation in inflation pressures has yet to be convincingly demonstrated…. In these circumstances, the Committee’s predominant policy concern remains the risk that inflation will fail to moderate as expected.”

Despite concerns regarding the economy and increased volatility in the financial markets, stock prices generally rose during the six-month reporting period. Stocks began the year on a positive note, as the S&P 500 Indexiv hit a six-year high in January 2007. Stock prices rose on the back of optimism for continued solid corporate profits and hopes for a soft economic landing. The U.S. stock market’s ascent continued during much of February 2007, before a sharp decline at the end of the month. This was, in part, triggered by an 8.8% fall in China’s stock market on February 28th, its worst

Legg Mason Partners Variable Investors Portfolio         I

one-day performance in 10 years. After a modest increase in March 2007, U.S. stock prices rallied in April and May, thanks, in part, to surprisingly strong first quarter corporate profits. Stocks then gave up some ground in June due to continued weakness in the housing market, troubles in the subprime mortgage market and expectations that the Fed would not lower short-term interest rates in 2007. All told, the S&P 500 Index returned 6.96% during the six months ended June 30, 2007.

Looking at the U.S. stock market more closely, mid-cap stocks outperformed their large- and small-cap counterparts, as the Russell Midcapv, Russell 1000vi, and Russell 2000vii Indexes returned 9.90%, 7.18% and 6.45%, respectively, for the six months ended June 30, 2007. From an investment style perspective, growth stocks outperformed value stocks, with the Russell 3000 Growthviii and Russell 3000 Valueix Indexes returning 8.22% and 6.01%, respectively.

Since the close of the reporting period, the U.S. fixed-income markets have experienced a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgaged-backed market. However, these concerns have since broadened to include a wider range of financial institutions and markets. As a result, domestic and international equity markets have also experienced heightened volatility in recent weeks.

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Performance Review

For the six months ended June 30, 2007, Class I shares of Legg Mason Partners Variable Investors Portfolio1 returned 6.91%. In comparison, the Portfolio’s unmanaged benchmark, the S&P 500 Index returned 6.96% and its Lipper Variable Large Cap Value Funds Category Average2 increased 7.00% over the same time frame.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 99 funds in the Portfolio’s Lipper category.

Performance Snapshot as of June 30, 2007 (unaudited)

Six Months
Legg Mason Partners Variable Investors Portfolio[1] — Class I shares	6.91%

S&P 500 Index	6.96%

Lipper Variable Large Cap Value Funds Category Average	7.00%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.
All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. All Class II shares of the Portfolio in existence as of April 27, 2007 converted to Class I shares of the Portfolio on April 27, 2007. Effective April 30, 2007, Class II A shares were renamed Class II shares.

Total Annual Operating Expenses (unaudited)
As of the Portfolio’s most current prospectus dated April 30, 2007, the gross total operating expenses for Class I shares was 0.64%.

Legg Mason Partners Variable Investors Portfolio         III

Special Shareholder Notices

Effective June 6, 2007, the Portfolio is co-managed by Robert Feitler and Dmitry Khaykin. Mr. Feitler joined the subadviser or its affiliates or predecessor firms in 1995. Mr. Khaykin joined the subadviser or its affiliates or predecessor firms in 2003. Prior to 2003, Mr. Khaykin was a research analyst (telecommunications) at Gabelli & Company, Inc. and an associate in the risk management division of Morgan Stanley & Co. Inc.

With a goal of moving the mutual funds formerly advised by Citigroup Asset Management (“CAM”) to a more cohesive and rational operating platform, Legg Mason, Inc. recommended a number of governance- and investment-related proposals to streamline and restructure the funds. The Boards of Directors/Trustees of the affected funds have carefully considered and approved these proposals and, where required, have obtained shareholder approval. As such, the following changes became effective during the month of April 2007:

•

Funds Redomiciled and Single Form of Organization Adopted: The legacy CAM funds have been redomiciled to a single jurisdiction and a single form of corporate structure has been introduced. Equity funds have been grouped for organizational and governance purposes with other funds in the fund complex that are predominantly equity funds, and fixed-income funds have been grouped with other funds that are predominantly fixed-income funds. Additionally, the funds have adopted a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents.

•

New Boards Elected: New Boards have been elected for the legacy CAM funds. The 10 Boards previously overseeing the funds have been realigned and consolidated into 2 Boards, with the remaining Boards each overseeing a distinct asset class or product type: equity or fixed income.

•	Revised Fundamental Investment Policies Instituted: A uniform set of fundamental investment policies has been instituted for most funds, to the extent

IV         Legg Mason Partners Variable Investors Portfolio

appropriate. Please note, however, that each fund will continue to be managed in accordance with its prospectus and statement of additional information, as well as any policies or guidelines that may have been established by the fund’s Board or investment manager.

Information About Your Portfolio

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Portfolio’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Portfolio’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Portfolio is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your continued confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 27, 2007

Legg Mason Partners Variable Investors Portfolio         V

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vi

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

VI         Legg Mason Partners Variable Investors Portfolio

Fund at a Glance (unaudited)

Legg Mason Partners Variable Investors Portfolio 2007 Semi-Annual Report         1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2007 and held for the six months ended June 30, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class I	6.91%	$1,000.00	$1,069.10	0.69%	$3.54

(1)	For the six months ended June 30, 2007.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in the most recent fiscal half-year, then divided by 365.

2         Legg Mason Partners Variable Investors Portfolio 2007 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class I	5.00%	$1,000.00	$1,021.37	0.69%	$3.46

(1)	For the six months ended June 30, 2007.

(2)

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Variable Investors Portfolio 2007 Semi-Annual Report         3

Schedule of Investments (June 30, 2007) (unaudited)

LEGG MASON PARTNERS VARIABLE INVESTORS PORTFOLIO

Shares	Security	Value

COMMON STOCKS — 97.3%
CONSUMER DISCRETIONARY — 14.4%
Hotels, Restaurants & Leisure — 2.2%
253,100	McDonald’s Corp.	$12,847,356

Media — 9.6%
191,600	EchoStar Communications Corp., Class A Shares*	8,309,692
	Liberty Media Holding Corp.;
76,265	Capital Group, Series A Shares*	8,974,865
301,825	Interactive Group, Series A Shares*	6,739,752
706,300	News Corp., Class B Shares	16,202,522
214,700	SES Global SA, FDR	4,638,416
524,900	Time Warner Inc.	11,043,896

	Total Media	55,909,143

Multiline Retail — 1.2%
108,300	Target Corp.	6,887,880

Specialty Retail — 1.4%
210,800	Home Depot Inc.	8,294,980

	TOTAL CONSUMER DISCRETIONARY	83,939,359

CONSUMER STAPLES — 7.5%
Food & Staples Retailing — 1.9%
235,800	Wal-Mart Stores Inc.	11,344,338

Food Products — 1.1%
181,746	Kraft Foods Inc., Class A Shares	6,406,546

Household Products — 1.7%
147,600	Kimberly-Clark Corp.	9,872,964

Tobacco — 2.8%
234,400	Altria Group Inc.	16,440,816

	TOTAL CONSUMER STAPLES	44,064,664

ENERGY — 7.6%
Energy Equipment & Services — 1.9%
151,700	GlobalSantaFe Corp.	10,960,325

Oil, Gas & Consumable Fuels — 5.7%
93,000	Royal Dutch Shell PLC, ADR, Class A Shares	7,551,600
85,800	Suncor Energy Inc.	7,715,136
227,400	Total SA, ADR	18,414,852

	Total Oil, Gas & Consumable Fuels	33,681,588

	TOTAL ENERGY	44,641,913

FINANCIALS — 28.8%
Capital Markets — 4.6%
156,700	Bank of New York Co. Inc.	6,493,648
34,300	Goldman Sachs Group Inc.	7,434,525
153,700	Merrill Lynch & Co. Inc.	12,846,246

	Total Capital Markets	26,774,419

See Notes to Financial Statements.

4         Legg Mason Partners Variable Investors Portfolio 2007 Semi-Annual Report

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Shares	Security	Value

Commercial Banks — 3.2%
157,888	Wachovia Corp.	$8,091,760
291,800	Wells Fargo & Co.	10,262,606

	Total Commercial Banks	18,354,366

Consumer Finance — 5.1%
253,700	American Express Co.	15,521,366
182,300	Capital One Financial Corp.	14,299,612

	Total Consumer Finance	29,820,978

Diversified Financial Services — 4.2%
221,300	Bank of America Corp.	10,819,357
283,500	JPMorgan Chase & Co.	13,735,575

	Total Diversified Financial Services	24,554,932

Insurance — 10.8%
181,800	AFLAC Inc.	9,344,520
155,100	American International Group Inc.	10,861,653
173,000	Chubb Corp.	9,366,220
300,200	Loews Corp.	15,304,196
288,200	Marsh & McLennan Cos. Inc.	8,899,616
178,200	Travelers Cos. Inc.	9,533,700

	Total Insurance	63,309,905

Thrifts & Mortgage Finance — 0.9%
87,940	Freddie Mac	5,337,958

	TOTAL FINANCIALS	168,152,558

HEALTH CARE — 6.6%
Health Care Providers & Services — 3.6%
187,400	UnitedHealth Group Inc.	9,583,636
144,500	WellPoint Inc.*	11,535,435

	Total Health Care Providers & Services	21,119,071

Pharmaceuticals — 3.0%
167,000	Abbott Laboratories	8,942,850
152,600	Novartis AG, ADR	8,556,282

	Total Pharmaceuticals	17,499,132

	TOTAL HEALTH CARE	38,618,203

INDUSTRIALS — 14.2%
Aerospace & Defense — 5.6%
99,100	Boeing Co.	9,529,456
67,400	L-3 Communications Holdings Inc.	6,564,086
125,100	Raytheon Co.	6,741,639
142,900	United Technologies Corp.	10,135,897

	Total Aerospace & Defense	32,971,078

Building Products — 0.9%
187,800	Masco Corp.	5,346,666

See Notes to Financial Statements.

Legg Mason Partners Variable Investors Portfolio 2007 Semi-Annual Report         5

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Shares	Security	Value

Commercial Services & Supplies — 1.2%
108,000	Avery Dennison Corp.	$7,179,840

Industrial Conglomerates — 5.3%
505,500	General Electric Co.	19,350,540
105,700	Textron Inc.	11,638,627

	Total Industrial Conglomerates	30,989,167

Machinery — 1.2%
69,400	Parker Hannifin Corp.	6,794,954

	TOTAL INDUSTRIALS	83,281,705

INFORMATION TECHNOLOGY — 5.3%
Communications Equipment — 3.0%
291,200	Comverse Technology Inc.*	6,071,520
412,900	Nokia Oyj, ADR	11,606,619

	Total Communications Equipment	17,678,139

Computers & Peripherals — 1.2%
66,900	International Business Machines Corp.	7,041,225

Software — 1.1%
210,200	Microsoft Corp.	6,194,594

	TOTAL INFORMATION TECHNOLOGY	30,913,958

MATERIALS — 2.6%
Chemicals — 2.6%
86,200	Air Products & Chemicals Inc.	6,927,894
166,300	E.I. du Pont de Nemours & Co.	8,454,692

	TOTAL MATERIALS	15,382,586

TELECOMMUNICATION SERVICES — 8.2%
Diversified Telecommunication Services — 4.7%
452,512	AT&T Inc.	18,779,248
136,295	Embarq Corp.	8,637,014

	Total Diversified Telecommunication Services	27,416,262

Wireless Telecommunication Services — 3.5%
127,600	ALLTEL Corp.	8,619,380
565,816	Sprint Nextel Corp.	11,718,050

	Total Wireless Telecommunication Services	20,337,430

	TOTAL TELECOMMUNICATION SERVICES	47,753,692

UTILITIES — 2.1%
Multi-Utilities — 2.1%
205,100	Sempra Energy	12,148,073

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $392,377,348)	568,896,711

See Notes to Financial Statements.

6         Legg Mason Partners Variable Investors Portfolio 2007 Semi-Annual Report

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value

SHORT-TERM INVESTMENT — 2.7%
Repurchase Agreement — 2.7%
$15,643,000	Interest in $478,335,000 joint tri-party repurchase agreement dated 6/29/07 with Goldman, Sachs & Co., 5.300% due 7/2/07; Proceeds at maturity — $15,649,909; (Fully collateralized by various U.S. Treasury obligations, 0.000% to 7.250% due 9/13/07 to 8/15/22; Market value — $15,955,889) (Cost — $15,643,000)	$15,643,000

	TOTAL INVESTMENTS — 100.0% (Cost — $408,020,348#)	584,539,711
	Liabilities in Excess of Other Assets — (0.0)%	(235,937)

	TOTAL NET ASSETS — 100.0%	$584,303,774

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
FDR	— Foreign Depositary Receipt

See Notes to Financial Statements.

Legg Mason Partners Variable Investors Portfolio 2007 Semi-Annual Report         7

Statement of Assets and Liabilities (June 30, 2007) (unaudited)

ASSETS:
Investments, at value (Cost — $408,020,348)	$584,539,711
Cash	14,891
Dividends and interest receivable	850,476
Receivable for Fund shares sold	148,401
Prepaid expenses	715

Total Assets	585,554,194

LIABILITIES:
Payable for Fund shares repurchased	830,040
Investment management fee payable	296,026
Trustees’ fees payable	2,874
Accrued expenses	121,480

Total Liabilities	1,250,420

Total Net Assets	$584,303,774

NET ASSETS:
Par value (Note 6)	$332
Paid-in capital in excess of par value	408,852,370
Undistributed net investment income	2,787,106
Accumulated net realized loss on investments and foreign currency transactions	(3,856,057)
Net unrealized appreciation on investments and foreign currencies	176,520,023

Total Net Assets	$584,303,774

Shares Outstanding:
Class I	33,157,927

Net Asset Value:
Class I	$17.62

See Notes to Financial Statements.

8         Legg Mason Partners Variable Investors Portfolio 2007 Semi-Annual Report

Statement of Operations (For the six months ended June 30, 2007) (unaudited)

INVESTMENT INCOME:
Dividends	$4,122,974
Interest	212,390
Less: Foreign taxes withheld	(128,094)

Total Investment Income	4,207,270

EXPENSES:
Investment management fee (Note 2)	1,263,176
Legal fees	51,137
Shareholder reports (Note 4)	43,534
Audit and tax	13,908
Trustees’ fees	7,373
Insurance	3,960
Distribution fees (Notes 2 and 4)	2,539
Custody fees	1,664
Transfer agent fees (Note 4)	201
Miscellaneous expenses	3,628

Total Expenses	1,391,120

Net Investment Income	2,816,150

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	13,759,594
Foreign currency transactions	(495)

Net Realized Gain	13,759,099

Change in Net Unrealized Appreciation/Depreciation From:
Investments	7,553,798
Foreign currencies	396

Change in Net Unrealized Appreciation/Depreciation	7,554,194

Net Gain on Investments and Foreign Currency Transactions	21,313,293

Increase in Net Assets From Operations	$24,129,443

See Notes to Financial Statements.

Legg Mason Partners Variable Investors Portfolio 2007 Semi-Annual Report         9

Statements of Changes in Net Assets

For the six months ended June 30, 2007 (unaudited) and the year ended December 31, 2006

	2007	2006
OPERATIONS:
Net investment income	$2,816,150	$4,195,508
Net realized gain	13,759,099	25,523,232
Change in net unrealized appreciation/depreciation	7,554,194	24,114,198

Increase in Net Assets From Operations	24,129,443	53,832,938

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	—	(4,854,612)
Net realized gains	(2,425,018)	(6,974,524)

Decrease in Net Assets From Distributions to Shareholders	(2,425,018)	(11,829,136)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	7,025,175	17,307,128
Reinvestment of distributions	2,425,018	11,829,136
Cost of shares repurchased	(49,644,585)	(103,266,835)
Net assets of shares issued in connection with merger (Note 7)	293,122,129	—

Increase (Decrease) in Net Assets From Fund Share Transactions	252,927,737	(74,130,571)

Increase (Decrease) in Net Assets	274,632,162	(32,126,769)
NET ASSETS:
Beginning of period	309,671,612	341,798,381

End of period*	$584,303,774	$309,671,612

* Includes undistributed (overdistributed) net investment income of:	$2,787,106	$(1,220)

See Notes to Financial Statements.

10         Legg Mason Partners Variable Investors Portfolio 2007 Semi-Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class I Shares	2007(1)		2006(2)†		2005(2)†	2004(2)†	2003†	2002†
Net Asset Value, Beginning of Period	$16.55		$14.54		$13.81	$12.69	$9.71	$12.79

Income (Loss) From Operations:
Net investment income	0.09		0.20		0.18	0.21	0.16	0.14
Net realized and unrealized gain (loss)	1.05		2.45		0.72	1.11	2.98	(3.09)

Total Income (Loss) From Operations	1.14		2.65		0.90	1.32	3.14	(2.95)

Less Distributions From:
Net investment income	—		(0.26)		(0.17)	(0.20)	(0.16)	(0.13)
Net realized gains	(0.07)		(0.38)		—	—	—	—

Total Distributions	(0.07)		(0.64)		(0.17)	(0.20)	(0.16)	(0.13)

Net Asset Value, End of Period	$17.62		$16.55		$14.54	$13.81	$12.69	$9.71

Total Return(3)	6.91%		18.26%		6.53%	10.38%	32.33%	(23.05)%

Net Assets, End of Period (000s)	$584,304		$306,775		$339,529	$363,803	$287,808	$215,208

Ratios to Average Net Assets:
Gross expenses	0.69	%(4)	0.75	%(5)	0.71%	0.77%	0.82%	0.81%
Net expenses(6)	0.69	(4)	0.75	(5)(7)	0.71	0.77 (7)	0.82	0.81
Net investment income	1.41	(4)	1.30		1.32	1.57	1.51	1.23

Portfolio Turnover Rate	2%		22%		51%	38%	39%	51%

(1)	For the six months ended June 30, 2007 (unaudited).

(2)	Per share amounts have been calculated using the average shares method.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.72% (Note 10).

(6)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.00%.

(7)	Reflects fee waivers and/or expense reimbursements.

†	For a share of capital stock outstanding for the periods prior to April 30, 2007.

See Notes to Financial Statements.

Legg Mason Partners Variable Investors Portfolio 2007 Semi-Annual Report         11

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Legg Mason Partners Variable Investors Portfolio (the “Fund”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 30, 2007, the Fund was a separate diversified investment series of Legg Mason Partners Variable Portfolios I, Inc., a Maryland corporation registered under the 1940 Act, as an open-end management investment company.

Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due

12         Legg Mason Partners Variable Investors Portfolio 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Expenses. Direct expenses are charged to the Fund; general expenses of the Trust are allocated to the funds within the Trust based on each fund’s relative net assets.

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Legg Mason Partners Variable Investors Portfolio 2007 Semi-Annual Report         13

Notes to Financial Statements (unaudited) (continued)

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $350 million	0.650%
Next $150 million	0.550
Next $250 million	0.525
Next $250 million	0.500
Over $1 billion	0.450

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

During the six months ended June 30, 2007, the Fund’s Class I shares had a voluntary expense limitation in place of 1.00%.

Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”) serve as co-distributors of the Fund. LMIS is a wholly owned broker-dealer subsidiary of Legg Mason.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the six months ended June 30, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$10,232,553

Sales	63,324,706

At June 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$177,468,685
Gross unrealized depreciation	(949,322)

Net unrealized appreciation	$176,519,363

14         Legg Mason Partners Variable Investors Portfolio 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a distribution fee with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. For the six months ended June 30, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class I	—	$200	$42,939
Class II†	$2,539	1	595

Total	$2,539	$201	$43,534

†	Class II merged into Class I on April 27, 2007.

5.	Distributions to Shareholders by Class

	Six Months Ended June 30, 2007	Year Ended December 31, 2006
Net Investment Income:
Class I	—	$4,828,193
Class II†	—	26,419

Total	—	$4,854,612

Net Realized Gains:
Class I	$2,425,018	$6,910,716
Class II†	—	63,808

Total	$2,425,018	$6,974,524

†	Class II merged into Class I on April 27, 2007.

6.	Shares of Beneficial Interest

At June 30, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Prior to April 30, 2007, the Fund had 10 billion shares of capital stock authorized with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2007		Year Ended December 31, 2006
	Shares	Amount	Shares	Amount
Class I
Shares sold	388,544	$6,704,824	1,069,554	$16,560,392
Shares issued on reinvestment	137,473	2,425,018	709,917	11,738,909
Shares repurchased	(2,675,368)	(46,257,518)	(6,600,796)	(102,709,412)
Shares issued with merger	16,772,090	293,122,129	—	—

Net Increase (Decrease)	14,622,739	$255,994,453	(4,821,325)	$(74,410,111)

Legg Mason Partners Variable Investors Portfolio 2007 Semi-Annual Report         15

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended June 30, 2007		Year Ended December 31, 2006
	Shares	Amount	Shares	Amount
Class II†
Shares sold	19,217	$320,351	47,806	$746,736
Shares issued on reinvestment	—	—	5,400	90,227
Shares repurchased	(193,498)	(3,387,067)	(34,672)	(557,423)

Net Increase (Decrease)	(174,281)	$(3,066,716)	18,534	$279,540

†	Class II merged into Class I on April 27, 2007.

7.	Transfer of Net Assets

On April 27, 2007, the Fund acquired the assets and certain liabilities of the Legg Mason Partners Variable Large Cap Value Portfolio pursuant to a plan of reorganization approved by Legg Mason Partners Variable Large Cap Value Portfolio shareholders. Total shares issued by the Fund and the total net assets of the Legg Mason Partners Variable Large Cap Value Portfolio and the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Legg Mason Partners Variable Large Cap Value Portfolio	Total Net Assets of the Fund
Legg Mason Partners Variable Large Cap Value Portfolio	16,772,090	$293,122,129	$307,974,584

The total net assets of the Legg Mason Partners Variable Large Cap Value Portfolio before acquisition included unrealized appreciation of $84,408,736, accumulated net realized loss of $9,886,463 and accumulated net investment loss of $27,824. Total net assets of the Fund immediately after the transfer were $601,096,713. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

8.	Regulatory Matters

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management, LLC (“SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Funds’

16         Legg Mason Partners Variable Investors Portfolio 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

The Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangements described above and therefore will not receive any portion of distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners Variable Investors Portfolio 2007 Semi-Annual Report         17

Notes to Financial Statements (unaudited) (continued)

9.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

10.	Special Shareholder Meeting and Reorganization

Shareholders approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portions of the costs that are borne by the Fund were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies.

11.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date.

18         Legg Mason Partners Variable Investors Portfolio 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

12.	Subsequent Event

On July 24, 2007, NYSE Regulation, Inc. (“NYSE Regulation”) and the New Jersey Bureau of Securities (“NJBS”) announced they had censured and fined CGM for failing to supervise trading of mutual fund shares and variable annuity mutual fund sub-accounts, failing to prevent deceptive market timing by certain brokers on behalf of hedge-fund customers, and failing to maintain adequate books and records during the period from January 2000 to September 2003. Under the settlement with NYSE Regulation and NJBS, CGM agreed to pay a total of $50 million in disgorgement and penalties and neither admitted nor denied guilt. CGM is a distributor of the Fund. The Fund’s investment manager believes that this settlement will not have any effect on the financial position or results of operations of the Fund. The investment manager has been informed by CGM that the settlement will not affect the ability of CGM to continue to render services to the Fund under its contract.

Legg Mason Partners Variable Investors Portfolio 2007 Semi-Annual Report         19

Legg Mason Partners Variable Investors Portfolio

TRUSTEES

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

ClearBridge Advisors, LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Variable Investors Portfolio and is not for use with the general public.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Fund. Please read the prospectus carefully before investing.

©2007 Legg Mason

Investor Services, LLC

Member FINRA, SIPC

FDXX010089 8/07	SR07-384

Legg Mason Partners Variable Investors Portfolio

The Fund is a separate investment series of the Legg Mason Partners Variable Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS VARIABLE INVESTORS PORTFOLIO.

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’S website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’S Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.
Not applicable.
ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.
ITEM 4.	Principal Accountant Fees and Services
Not applicable.
ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6.	SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.
(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
(a) (1) Not applicable. Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust

Date: August 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust

Date: August 28, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Variable Equity Trust

Date: August 28, 2007